                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $360,808,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2002-14A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------
                                                          WAL to
                                                           WA        WAL To    Est. Pmt to  Expected
                                                          Months    Optional    Optional    Initial      Legal       Expected
                    Approx.      Initial    Security      To Roll  Termination Termination   Loss        Final        Ratings
    Class          Size ($)      Coupon(1) Description  (yrs)(2)(3) (yrs) (2)   Window (2)  Coverage    Maturity    Moody's/S&P
--------------------------------------------------------------------------------------------------------------------------------
    1-A1         $148,347,000   Variable   Variable PT      NA        2.52     07/02-09/11   7.00%    07/25/2032      Aaa / AAA
   1-A2(4)         Notional      [0.68]%    Interest        NA        0.45     07/02-12/02   7.00%    07/25/2032      Aaa / AAA
                                              Only
--------------------------------------------------------------------------------------------------------------------------------
    2-A1         $196,446,000     6.15%    Variable PT     2.50       3.04     07/02-09/11   5.60%    07/25/2032      Aaa / AAA
 2-A2(3) (4)       Notional       6.15%     Interest       2.46       2.46     07/02-04/07   5.60%    07/25/2032      Aaa / AAA
                                              Only
--------------------------------------------------------------------------------------------------------------------------------
    B1-I           $4,306,000   Variable     Sub PT         NA        4.95     07/02-09/11   4.30%    07/25/2032      Aa2 / AA
  B1-I-X(4)        Notional       0.88%     Interest        NA        4.95     07/02-09/11   4.30%    07/25/2032      Aa2 / AA
                                              Only
    B1-II          $3,329,000   Variable     Sub PT        4.22       5.50     07/02-09/11   4.00%    07/25/2032      Aa2 / AA
    B2-I           $2,233,000   Variable     Sub PT         NA        4.95     07/02-09/11   2.90%    07/25/2032       A2 / A
  B2-I-X(4)        Notional       0.45%     Interest        NA        4.95     07/02-09/11   2.90%    07/25/2032       A2 / A
                                              Only
    B2-II          $2,705,000   Variable     Sub PT        4.22       5.50     07/02-09/11   2.70%    07/25/2032       A2 / A
    B3(5)          $3,442,000   Variable     Sub PT         NA        5.23     07/02-09/11   1.85%    07/25/2032     Baa2 / BBB
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  B4(5) (6)        $4,227,000   Variable   Not Offered      NA     Not Offered Not Offered   0.70%    07/25/2032       NR / BB
  B5(5) (6)        $1,286,000   Variable   Not Offered      NA     Not Offered Not Offered   0.35%    07/25/2032       NR / B
  B6(5) (6)        $1,293,168   Variable   Not Offered      NA     Not Offered Not Offered   0.00%    07/25/2032       NR / NR
--------------------------------------------------------------------------------------------------------------------------------
    R (7)                $100   Variable    Residual        NA        0.07     07/02-07/02   5.60%    07/25/2032      Aaa / AAA
--------------------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 5.
(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pool 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in July 2002.
(3) WAL to WA Roll Date is applicable to the Mortgage Pool 2 (Hybrid ARMs) and assumes there is no cross collateralization between remaining outstanding senior certificates. The WA Roll Date is month 58 (the Distribution Date in April 2007). The Class 2-A2 will not be entitled to distributions of any kind after the Distribution Date in April 2007.
(4) The Class 1-A2, 2-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in [December 2002] the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  The Class B4, B5 and B6 are hereby not offered for sale.
(7)  Non-economic REMIC residual.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o    The deal is comprised of 2 Mortgage Pools:
         Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").
         Mortgage Pool 2 is comprised of 5 year Hybrid ARMs; 97.74% were originated by ALS and 2.26% were originated by CTX. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (96.18%) or 12-month LIBOR (3.82%).

o Interest and principal on Pool 1 and Pool 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only offered certificates that will be cross-collateralized by both loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 2.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (both pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

             Mortgage Pool 1 Available Distribution Amount    Mortgage Pool 2 Available Distribution Amount
                --------------------------------------       --------------------------------------
                 First, to Class 1-A1 and Class 1-A2           First, to Class R, Class 2-A1 and
                           to pay interest                        Class 2-A2 to pay interest
                --------------------------------------       --------------------------------------

                --------------------------------------       --------------------------------------
                    Second, to Class 1-A1 to pay              Second, sequentially to Class R and
                              principal                                      Class
                                                                     2-A1 to pay principal
                --------------------------------------       --------------------------------------

                --------------------------------------       --------------------------------------
                     To Class B1-I, B1-I-X, B2-I
                       and Class B2-I-X to pay                 To Class B1-II and Class B2-II to
                              interest                                   pay interest
                --------------------------------------       --------------------------------------


                -----------------------------------------------------------------------------------
                                    To Class B3, B4, B5 and B6 to pay interest
                -----------------------------------------------------------------------------------

                --------------------------------------       --------------------------------------
                 To Class B1-I and Class B2-I to pay           To Class B1-II and Class B2-II to
                              principal                                  pay principal
                --------------------------------------       --------------------------------------


                -----------------------------------------------------------------------------------
                                   To Class B3, B4, B5 and B6 to pay principal
                -----------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
Cut off Date:                       June 1, 2002

Expected Pricing Date:              Week of June 17, 2002

Expected Settlement Date:           June 28, 2002

Distribution Dates:                 25th of each month, commencing in July 2002

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer:                           ALS

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the
                                    "Master Servicing Fee") equal to the investment earnings
                                    derived from principal and interest collections received
                                    on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the
                                    Trustee on the Deposit Date.

Servicing Fee:                      0.375% per annum on the outstanding mortgage balance

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.006% per annum on outstanding mortgage balance

Rating Agencies:                    Standard and Poor's ("S&P) and Moody's will rate all of the
                                    Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.
                                    ------------

Registration:                       Book-entry form through DTC

Minimum Denomination:               Class 1-A1 and 2-A1:  $25,000 /$1 thereafter.
                                    Class 1-A2, 2-A2, B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II and B2-II: $100,000/$1 thereafter.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1 30% CPR per annum and
                                    Mortgage Pool 2 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Interest Rates:                     Class 1-A1 will bear interest at a rate
                                    equal to Net WAC of Mortgage Pool 1 less
                                    [0.68]% per annum until the Distribution
                                    Date in [December 2002 (month 6)]. Beginning with the accrual period in [December 2002] the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                                    Class 1-A2 will bear interest at a rate
                                    equal to [0.68]% per annum based on a
                                    notional balance until the Distribution Date in [December 2002 (month 6)] based on a Notional Balance. The Notional Balance of the Class 1-A2 on any Distribution Date up to and including the Distribution Date in [December 2002] will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-A2 will not be entitled to distributions of any kind after the Distribution Date in [December 2002].

                                    Class 2-A1 will bear interest at a rate
                                    equal to the lesser of (i) 6.15% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in April 2007 (month 58). Beginning with the distribution date in May 2007, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
Interest Rates (continued):         Class 2-A2 will bear interest at a rate equal to 6.15% per annum until the distribution date in April 2007 (month 58)
                                    based on a Notional Balance. After the distribution date in
                                    April 2007, the Class 2-A2 will not be entitled to
                                    distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on
                                    any distribution date up to and including the distribution date in April 2007 will be equal to the following:

                                    The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                                    The excess, between (1) the Net WAC of Pool 2 and (2) 6.15%/6.15%

                                    Class R will bear interest at a rate equal to the Net WAC
                                    of the Mortgage Pool 2 collateral.

                                    Class B1-I will bear interest at a rate equal to the Net
                                    WAC of Mortgage Pool 1 less 0.88% per annum.

                                    Class B1-I-X will bear interest at a rate equal to 0.88%
                                    per annum based on a notional balance equal to the Class
                                    B1-I principal balance prior to distributions for the
                                    related distribution date.

                                    Class B2-I will bear interest at a rate equal to the Net
                                    WAC of Mortgage Pool 1 less 0.45% per annum.

                                    Class B2-I-X will bear interest at a rate equal to 0.45%
                                    per annum based on a notional balance equal to the Class
                                    B2-I principal balance prior to distributions for the
                                    related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum
                                    rate equal to the Net WAC of Mortgage Pool 2.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
Interest Rates (continued):         Class B3, B4, B5 and B6 are cross-collateralized
                                    subordinate for payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the
                                    corresponding "Class B2 Subordinate Amounts" (the
                                    corresponding A2 /A loss coverage available to the Class
                                    B2-I and Class B2-II).


                                    The Class B2 Subordinate Amounts for mortgage pool 1 and
                                    mortgage pool 2 are calculated as follows:

                                    Class B2-I Subordinate Amount Mortgage Pool 1:

                                    Total Mortgage Pool 1 collateral, less (i) the current
                                    principal balance of the Pool 1 Senior Bonds, (ii) the
                                    current principal balance of the Class B1-I and (iii) the
                                    current principal balance of the Class B2-I (in each case
                                    excluding notional balances).

                                    Class B2-II Subordinate Amount Mortgage Pool 2:

                                    Total Mortgage Pool 2 collateral, less (i) the current
                                    principal balance of the Pool 2 Senior Bonds, (ii) the
                                    current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).

                                    The underlying subordinate rates for mortgage pool 1 and
                                    mortgage pool 2 are calculated as follows:

                                    Subordinate Underlying Rate, Mortgage Pool 1:

                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Subordinate Underlying Rate, Mortgage Pool 2:

                                    The Pool 2 underlying subordinate rate will be equal to the
                                    Net WAC of Mortgage Pool 2.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------
Credit Enhancement:                 Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final
                                    rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1 Senior
                                    Certificates will consist of the subordination of the Class
                                    B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6, initially 7.00% total
                                    subordination.

                                    Mortgage Pool 2 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 2 Senior
                                    Certificates will consist of the subordination of the Class
                                    B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class
                                    B6, initially 5.60% total subordination.

Loss Allocation:                    If all of the credit support features have been
                                    extinguished, any further losses will be allocated to the
                                    respective Class A Certificates on a pro rata basis.

Available Pool Distribution
Amount:                             With respect to any Mortgage Loans on any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and
                                    principal corresponding to the related Collection Period,
                                    together with any advances in respect thereof or any
                                    compensating interest; (ii) all cash amounts received and
                                    retained in connection with the liquidation of defaulted
                                    Mortgage Loans, by foreclosure or otherwise (collectively,
                                    "Liquidation Proceeds"), during the related Collection
                                    Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and
                                    unreimbursed advances, if any); (iii) all partial or full
                                    prepayments corresponding to the related Collection Period;
                                    and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to
                                    such Distribution Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


Principal Distributions

Shifting Interest Structure with 5 year lockout*

Mortgage Pool 1 Subordinate Test % = Mortgage Pool 1 Subordinate Balance /
                                     Mortgage Pool 1 Collateral balance

Mortgage Pool 2 Subordinate Test % = Mortgage Pool 2 Subordinate Balance /
                                     Mortgage Pool 2 Collateral balance


o If Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

                        --------------------------------------- -------------------------------
                             Distribution Dates (months)               Shift Percentage
                        --------------------------------------- -------------------------------
                                        1 - 60                               100%
                        --------------------------------------- -------------------------------
                                       61 - 72                               70%
                        --------------------------------------- -------------------------------
                                       73 - 84                               60%
                        --------------------------------------- -------------------------------
                                       85 - 96                               40%
                        --------------------------------------- -------------------------------
                                       97 - 108                              20%
                        --------------------------------------- -------------------------------
                                         109+                                 0%
                        --------------------------------------- -------------------------------

o *If Subordinate Test% is greater than 2 times the original Subordinate Test%:

                        --------------------------------------- -------------------------------
                             Distribution Dates (months)               Shift Percentage
                        --------------------------------------- -------------------------------
                                        1 - 36                               50%
                        --------------------------------------- -------------------------------
                                         37+                                  0%
                        --------------------------------------- -------------------------------

 (*if the Mortgage Pool 1 or Mortgage Pool 2 respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the Mortgage Pool 1 or Mortgage Pool 2 respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 1 will be equal to the difference between i) the sum of Mortgage Pool 1 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 1.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 2 will be equal to the difference between i) the sum of Mortgage Pool 2 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 2.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE



Principal Paydown Rules:

I. Pay Senior PDA as follows:

Senior PDA 1:
    1)  Pay Class 1-A1, until reduced to zero.

Senior PDA 2:
    1)  Pay Class R, until reduced to zero.
    2)  Pay Class 2-A1, until reduced to zero.

II. Pay Subordinate PDA by mortgage pool as follows*:
*Subject to cumulative loss and delinquency tests

Subordinate PDA 1:
1) Pay Class B1-I and B2-I PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 1, until reduced to zero.

Subordinate PDA 2:
1) Pay Class B1-II and B2-II PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 2, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage pool as follows*: *Subject to cumulative loss and delinquency tests 1) Pay to Class B3, B4, B5 and B6 PRO RATA, until reduced to zero.


(1) The Subordinate Amounts for mortgage pools 1 and 2 are calculated as follows:

Subordinate Amount Pool 1:
Total Mortgage Pool 1 collateral, less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Subordinate Amount Pool 2:
Total Mortgage Pool 2 collateral, less the current principal balance of the Pool 2 Senior Bonds (excluding notional balances).










--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------------------------------------
                                                  Contacts
--------------------------------------- ---------------------------------- -----------------------------------
      MBS Trading                        Matt Miller                        (212) 526-8315
                                         Rishi Bansal                       (212) 526-8315
                                         Brendan Garvey                     (212) 526-8315

      Syndicate                          Kevin White                        (212) 526-9519
                                         Bob Caldwell                       (212) 526-9519
                                         Dan Covello                        (212) 526-9519

      Residential Finance                Stan Labanowski                    (212) 526-6211
                                         Mike Hitzmann                      (212) 526-5806
                                         Will Dorado                        (212) 526-4005
----- ---------------------------------- ---------------------------------- ----------------------------------








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:

SASCO 2002-14A Collateral Summary                     6 Month LIBOR ARMs             Hybrid ARMs
                                                            Group 1                    Group 2
Total Number of Loans                                               358                         576
Total Outstanding Loan Balance                          $159,513,619.61             $208,100,649.35
Average Loan Principal Balance                               $  445,569                    $361,286
Range of Loan Principal Balance                      $59,294-$3,500,000         $46,500 - 4,000,000
Weighted Average Coupon                                           5.364%                      7.044%
Range of Coupons                                        2.625% -  6.500%             5.250% - 8.375%
Weighted Average Margin                                           2.749%                      2.249%
Range of Margins                                        2.250% -  5.000%             2.000% - 2.750%
Weighted Average Initial Periodic Cap                             1.000%                      5.952%
Range of Initial Periodic Caps                           1.000% - 1.000%             2.000% - 6.000%
Weighted Average Periodic Cap                                     1.000%                      2.023%
Range of Periodic Caps                                   1.000% - 1.000%             1.000% - 5.750%
Weighted Average Maximum Rate                                    11.374%                     13.005%
Weighted Average Floor                                            2.749%                      2.253%
Weighted Average Original Term (mo.)                                360                         360
Weighted Average Remaining Term (mo.)                               359                         359
Range of Remaining Term (mo.)                                 349 - 360                   344 - 360
Weighted Average Original LTV                                     67.99%                      67.58%
Range of Weighted Average Original LTV                   6.04% - 100.00%            18.99% - 100.00%

Lien Position
First                                                             100.0%                      100.0%
Second                                                              0.0%                        0.0%

Geographic Distribution
(Other states account individually for less than             CA - 43.90%                 CA - 51.97%
5% of the Cut-off Date principal balance)                     CO - 8.31%                 CO - 10.45%
                                                              FL   6.14%                  NJ - 6.13%
                                                                                          NY - 5.94%
Occupancy Status
Primary Home                                                      77.91%                      78.86%
Investment                                                        14.64%                      18.18%
Second Home                                                        7.45%                       2.96%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

                                                     Net Effective Margin Table

                                                       SASCO 2002-14A 2 GROUPS
                                                        Settle as of 06/28/02

                                            -----------------------------------------------------------------------------
                                                      Bond Summary - Class 1-A1
                                            -----------------------------------------------------------------------------
                                             Initial Coupon:   4.303                       Type:     Floater
                                                   Orig Bal:   148,347,000
                                                   Orig Not:   148,347,000              Formula:  (6m LIBOR)+168.80bp
                                                     Factor:   1.0000000       Cap/Floor/Margin:  10.31/1.69/1.69
                                                Factor Date:   06/25/02                Next Pmt:  07/25/02
                                                      Delay:   24                         Cusip:  G3P
                                            -----------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                       Group Speed           Group Speed              Group Speed           Group Speed           Group Speed
                       Libor6m 1.97          Libor6m 1.97             Libor6m 1.97          Libor6m 1.97          Libor6m 1.97
------------------------------------------------------------------------------------------------------------------------------------
         Price       NEM    Duration      NEM       Duration       NEM       Duration     NEM        Duration    NEM     Duration
------------------------------------------------------------------------------------------------------------------------------------
        102-19      153.8     3.38       134.6        2.77        113.7        2.31      91.5          1.97     67.2       1.69
        102-20      152.9                133.5                    112.4                  90.0                   65.4
        102-21      152.0                132.4                    111.1                  88.4                   63.6
        102-22      151.1                131.3                    109.8                  86.9                   61.8
        102-23      150.2                130.2                    108.5                  85.3                   60.0
        102-24      149.3     3.38       129.1        2.77        107.2        2.32      83.8          1.97     58.2       1.70
        102-25      148.4                128.0                    105.9                  82.3                   56.5
        102-26      147.5                126.9                    104.6                  80.7                   54.7
        102-27      146.6                125.8                    103.3                  79.2                   52.9
        102-28      145.7                124.7                    101.9                  77.7                   51.1
        102-29      144.8     3.39       123.6        2.77        100.6        2.32      76.1          1.98     49.3       1.70
        102-30      143.9                122.5                     99.3                  74.6                   47.5
        102-31      143.0                121.4                     98.0                  73.1                   45.8
        103-00      142.1                120.4                     96.7                  71.5                   44.0
        103-01      141.3                119.3                     95.4                  70.0                   42.2
        103-02      140.4     3.39       118.2        2.78         94.1        2.32      68.5          1.98     40.4       1.70
        103-03      139.5                117.1                     92.8                  67.0                   38.7
        103-04      138.6                116.0                     91.5                  65.4                   36.9
        103-05      137.7                114.9                     90.2                  63.9                   35.1
        103-06      136.8                113.8                     88.9                  62.4                   33.4
        103-07      135.9     3.40       112.8        2.78         87.6        2.33      60.9          1.98     31.6       1.71
        103-08      135.0                111.7                     86.3                  59.3                   29.8
        103-09      134.1                110.6                     85.0                  57.8                   28.1
------------------------------------------------------------------------------------------------------------------------------------
    Average Life          3.85                  3.07                    2.52                   2.11                   1.79
     First Pay          07/25/02              07/25/02                07/25/02               07/25/02               07/25/02
     Last Pay           09/25/13              07/25/12                09/25/11               04/25/11               12/25/10
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Treasury Benchmarks    6Mo    2YR     3YR*    4YR*    5YR     7YR*    10YR    30YR
-----------------------------------------------------------------------------------
              Yield  1.6200  2.7180  3.2063  3.6753  4.0660  4.4165  4.8340  5.3530
             Coupon          3.2500                  3.5000          5.0000  5.3750

Comments:
   1 GROUP SPEED #1 = 20% CPR Pool 1 and 25% CPR Pool 2
   2 GROUP SPEED #2 = 25% CPR Pool 1 and 25% CPR Pool 2
   3 GROUP SPEED #3 = 30% CPR Pool 1 and 25% CPR Pool 2 ** BASE CASE
   4 GROUP SPEED #4 = 35% CPR Pool 1 and 25% CPR Pool 2
   5 GROUP SPEED #5 = 40% CPR Pool 1 and 25% CPR Pool 2
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers



                                                             Yield Table

                                                       SASCO 2002-14A 2 GROUPS
                                                        Settle as of 06/28/02

------------------------------------------------------------------------------------------------------------------------------------
                                                      Bond Summary - Class 2-A1
------------------------------------------------------------------------------------------------------------------------------------
                                                Fixed Coupon:         6.150
                                                    Orig Bal:         196,446,000
                                                    Orig Not:         196,446,000
                                                      Factor:         1.0000000
                                                 Factor Date:         06/25/02      Next Pmt: 07/25/02
                                                       Delay:         24               Cusip:   G3P
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
               Group Speed                  Group Speed               Group Speed                Group Speed          Group Speed
        Price    Yield   Duration       Yield      Duration        Yield      Duration        Yield      Duration   Yield   Duration
------------------------------------------------------------------------------------------------------------------------------------
       102-10   4.78456  5.26520       4.86164     3.99293        4.88449     3.17130       4.85562       2.59256  4.65019  1.83883


------------------------------------------------------------------------------------------------------------------------------------
   Average Life      7.29081                 5.13798                    3.87076                    3.04320              2.04753
    First Pay       07/25/02                07/25/02                   07/25/02                   07/25/02             07/25/02
    Last Pay        12/25/22                09/25/17                   02/25/14                    09/25/11            09/25/08
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Treasury Benchmarks     6Mo     2YR      3YR*   4YR*    5YR     7YR*    10YR    30YR
-------------------------------------------------------------------------------------
              Yield   1.6200  2.7180   3.2063  3.6753  4.0660  4.4165  4.8340  5.3530
             Coupon           3.2500                   3.5000          5.0000  5.3750
-------------------------------------------------------------------------------------

Comments:
   1 GROUP SPEED #1 = 12% CPR Pool 1 and 10% CPR Pool 2
   2 GROUP SPEED #2 = 18% CPR Pool 1 and 15% CPR Pool 2
   3 GROUP SPEED #3 = 24% CPR Pool 1 and 20% CPR Pool 2
   4 GROUP SPEED #4 = 30% CPR Pool 1 and 25% CPR Pool 2 ** BASE CASE
   5 GROUP SPEED #5 = 42% CPR Pool 1 and 35% CPR Pool 2
   6 GROUP SPEED #6 = 54% CPR Pool 1 and 45% CPR Pool 2
   7 GROUP SPEED #7 = 66% CPR Pool 1 and 55% CPR Pool 2
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers




                                   Yield Table

                             SASCO 2002-14A 2 GROUPS
                              Settle as of 06/28/02

--------------------------------------------------------------------------------
                            Bond Summary - Class 2-A1
--------------------------------------------------------------------------------
                   Fixed Coupon:       6.150
                       Orig Bal:       196,446,000
                      Orig  Not:       196,446,000
                         Factor:       1.0000000
                    Factor Date:       06/25/02      Next Pmt:   07/25/02
                          Delay:       24               Cusip:   G3P
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Group Speed                   Group Speed
--------------------------------------------------------------------------------
  Price          Yield      Duration           Yield     Duration
--------------------------------------------------------------------------------


 102-10         4.24557      1.37383          3.64844     1.05717



--------------------------------------------------------------------------------
Average Life          1.48083                       1.11557
 First Pay           07/25/02                       07/25/02
 Last Pay            12/25/06                       11/25/05
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Treasury Benchmarks    6Mo   2YR    3YR*   4YR*   5YR    7YR*    10YR    30YR
--------------------------------------------------------------------------------
              Yield  1.6200 2.7180 3.2063 3.6753 4.0660 4.4165  4.8340  5.3530
             Coupon         3.2500               3.5000         5.0000  5.3750
--------------------------------------------------------------------------------

Comments:
   1 GROUP SPEED #1 = 54% CPR Pool 1 and 45% CPR Pool 2
   2 GROUP SPEED #2 = 66% CPR Pool 1 and 55% CPR Pool 2
   3
   4
   5
   6
   7
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.